                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) August 7, 1998




                        U.S. RESTAURANT PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           MARYLAND                  1-13089                   75-2687420
       (STATE OF OTHER           (COMMISSION FILE          (I.R.S. EMPLOYER
        JURISDICTION OF                NUMBER)             IDENTIFICATION NO.)
       INCORPORATION OR
         ORGANIZATION)


                              5310 Harvest Hill Rd.
                                Suite 270, LB 168
                               Dallas, Texas 75230
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)


                                  972-387-1487
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

EXPLANATORY NOTE

U.S. Restaurant Properties, Inc., (the "Registrant") a fully integrated, self-administered and self-managed real estate investment trust hereby amends its Form 8-K dated August 7, 1998, as filed with the Securities and Exchange Commission on August 21, 1998 as follows:

The Company hereby submits the financial statements required for the properties acquired and included in this Form 8-K/A and pro forma information as shown in Item 7 and as further described in Item 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 8, 1998, U.S. Restaurant Properties, Inc. (the "Registrant") acquired one Popeye's restaurant property located in Texas. The acquisition was done pursuant to one asset purchase agreement. The purchase price equaled $335,000 in cash and other capitalized costs of approximately $1,000. The selling entity was Hub Hill, Inc., a Texas corporation. The acquisition was funded by the Registrant's bank line of credit.

On August 10, 1998, the Registrant acquired one office building property located in Texas. The acquisition was done pursuant to one asset purchase agreement. The purchase price equaled $2,850,000 in cash and other capitalized costs of approximately $27,000. The selling entity was Inwood Plaza Joint Venture, a Texas Joint Venture. The acquisition was funded by Registrant's bank line of credit and the assumption of a mortgage note payable.

On August 3, 1998, the Registrant acquired 11 Applebee's Neighborhood Grill and Bar restaurant properties located in Illinois and Iowa. The acquisition was done pursuant to one asset purchase agreement. The purchase price equaled $10,500,000 in cash and other capitalized costs of approximately $163,000. The selling entity was Apple South, Inc., a Georgia corporation. The acquisition was funded by the Registrant's bank line of credit.

On July 29, 1998, the Registrant acquired one Wendy's restaurant, one Kentucky Fried Chicken restaurant and three regional restaurants and other properties located in Kentucky, Maryland and Tennessee. The acquisition was done pursuant to two purchase and sale agreements. The purchase price equaled $2,367,183 in cash and other capitalized costs of approximately $89,000. The selling entities were Shoney's, Inc., a Tennessee corporation and SHN Properties, LLC, a Delaware limited liability company. The acquisition was funded by the Registrant's bank line of credit.

On July 23, 1998, the Registrant acquired one Sonic Drive-In restaurant property located in South Carolina. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $508,700 in cash and other capitalized costs of approximately $10,000. The selling entities were Trustee Ralph L. Mason, u/t/a October 1, 1982 an Oklahoma Trust, Mack V. Colt, Trustee of the Mack V. Colt Trust Agreement dated February 15, 1983 and Mack C. Colt Trust FBO Ann V. Colt, Mack V. Colt Trustee, Trustees of the Mack C. Colt Trust under Trust Agreement dated May 27, 1980, restated January 28, 1991. The acquisition was funded by cash proceeds from a property sale and the Registrant's bank line of credit and sales proceeds from a property sale.

On March 27, 1998, the Registrant acquired one Buca di Beppo restaurant property located in Illinois from Buca (Wheeling), Inc., a Minnesota corporation. The acquisition was done pursuant to one purchase and sale agreement. The purchase price equaled $1,250,000 in cash and other capitalized costs of approximately $13,000. This acquisition was previously reported on Form 8-K dated June 24, 1998 and amended on August 21, 1998. This property acquisition has subsequently been audited and that audit report is being included in this Form 8-K. The acquisition was funded by the Registrant's bank line of credit.

On various dates from April 15, 1998 though July 15, 1998, the Registrant acquired six Arby's restaurant properties located in California, Michigan, New Jersey and Pennsylvania from Sybra, Inc, a Michigan corporation and Sybra of California, Inc., a California corporation (wholly-owned subsidiaries of I.C.H. Corporation). These acquisitions were done pursuant to five purchase and sale agreements. The aggregate purchase price equaled $4,475,000 in cash and other capitalized costs of $7,000. Five of these acquisitions were previously reported on Form 8-K dated June

24, 1998 and amended August 21, 1998. The five previously reported property acquisitions and the one property acquired on July 15, 1998 are leased to Sybra, Inc. On each of those leases I.C.H. Corporation ("ICH") has guaranteed the lease. ICH is a public registrant and the financial information pertaining to ICH has been included in this Form 8-K. These acquisitions were funded by the Registrant's bank line of credit and sales proceeds from a property sale.

On various dates from July 1, 1998 through September 8, 1998, the Registrant acquired nine properties consisting of one Schlotzsky's restaurant and seven other regional restaurants and gas station properties and one billboard property located in Arizona, Florida, Mississippi, Maryland, Michigan, and Texas. The properties were acquired pursuant to nine purchase and sale agreements. These properties were purchased for an aggregate cash purchase price of approximately $5,703,000. These properties represent newly developed properties and properties yet to be developed, which do not have any historical operations. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. The selling entities were Elektra Enterprises, Inc., a Texas corporation, Branch Capital Partners, L.P., a Georgia limited partnership, Southeast Valley Auto Mall, LLC, an Arizona limited liability company, Goodman Road/I-55 Development Company, L.L.C., an Arkansas limited liability company, Faison-Bowie Limited Partnership, a North Carolina limited partnership, Long John Silver's, Inc., a Delaware corporation, Rosewood Property Corporation, a Delaware corporation, East/West Partners, L.L.C., a limited liability company, Robert L. Hopkins, a sole proprietor (d/b/a Hopkins Outdoor Advertising). The cash portion of these acquisitions were funded by the Registrant's bank line of credit and sales proceeds from a property sale.

In addition, to the above acquisitions, 39 other properties (the "Other Properties") were acquired during the period July 1, 1998 through September 8, 1998. These properties consist of 10 Phillips 66 gas station and convenience stores, one Chevron gas station and convenience store, 26 regional restaurant and gas station and convenience store properties and two billboard properties located in California, Georgia, Illinois, Missouri, Rhode Island, Tennessee and Texas. The properties were purchased from Woloohojian Realty Corp., a Rhode Island corporation, Kettle Restaurants, Inc., a Texas corporation, Lincoln Trust Company, Trustee FBO M. Scott Rohrman SEP IRA, Ricco Family Partners, Ltd., a Texas limited partnership, B.C. Oil Ventures, L.L.C., a California limited liability company, West Cobb Petroleum, L.L.C., a Georgia limited liability company, Atlantic Richfield Company, a Delaware corporation, Phillips Petroleum Company, a Delaware corporation, CRG Properties St. Louis, LLC, a Texas limited liability company and Ahma Cahla, an individual. These properties were purchased for an aggregate cash purchase price of approximately $23,000,000 and 3,212.43 operating partnership ("OP") units (667 valued at $26.5625 per unit and 2,545.43 valued at $27.125 per unit). The OP units may be exchanged for one share of Common Stock of the Registrant. The Registrant's Common Stock price on the transaction dates were used to value the OP units. The 667 and 2,545.43 OP units are guaranteed to have a value of $29.985 and $30, respectively per OP unit two years from the transaction date. The cash portion of these properties were funded by the Registrant's bank line of credit.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Registrant of historical cash flows and/or fair market values of the acquired Properties.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          a)(3)

          Statement of Revenues of the Property Sold to U.S. Restaurant
               Properties, Inc. by Hub Hill, Inc. for the year ended December 31, 1997

          Statement of Revenues and Certain Expenses of Property Sold to U.S.
               Restaurant Properties, Inc. by Inwood Plaza Joint Venture for the year ended December 31, 1997

          Statement of Revenues and Direct Operating Expenses Applicable to the
               Acquisition of Eleven Applebee's Neighborhood Grill and Bar Properties by U.S. Restaurant Properties Operating L.P. for the Year ended December 28, 1997

          Combined Statement of Revenues and Certain Expenses of Selected
               Properties Sold to U.S. Restaurant Properties, Inc. (Shoney's Acquisition) for the year ended December 31, 1997

          Statement of Revenues of the Property Sold to U.S. Restaurant
               Properties, Inc. by Ralph L. Mason Trust, Mack V. Colt Trust and Mack C. Colt Trust FBO Ann V. Colt for the year ended June 30, 1998

          Statement of Revenues and Certain Expenses of BUCA, Inc. - Wheeling,
               Illinois, for the period from May 31, 1997 (inception) through June 28, 1998 Acquired by U.S. Restaurant Properties, Inc.

          Financial information related to the acquisition of six restaurant properties by U.S. Restaurant Properties, Inc. from Sybra, Inc. and Sybra of California (wholly-owned subsidiaries of I.C.H. Corporation).


          b)   Pro forma Financial Information

          c)   Exhibits

               23 (a) Consent of Deloitte & Touche LLP
               23 (b) Consent of KPMG Peat Marwick LLP

                          INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues of the Property Sold to U.S. Restaurant Properties, Inc. by Hub Hill, Inc. for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the statement of revenues, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues presents fairly, in all material respects, the revenues, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by Hub Hill, Inc. for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP



Dallas, Texas
September 28, 1998

       PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY HUB HILL, INC.
                              STATEMENT OF REVENUES
                          YEAR ENDED DECEMBER 31, 1997

         RENTAL INCOME
                  Rental Income                                     $ 37,065
                  Cumulative write-off deferred rent                 (7,960)
                                                                    --------
         TOTAL RENTAL INCOME                                        $ 29,105
                                                                    --------
                                                                    --------

See Accompanying Notes to the Statement of Revenues.

NOTES TO THE STATEMENT OF REVENUES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY HUB HILL, INC.

1.   Summary of Significant Accounting Policies
     Nature of Operations

     The accompanying statement of revenues includes one property acquired by U.S. Restaurant Properties, Inc. from Hub Hill, Inc., a Texas corporation (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The property acquired is operated as a Popeye's restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property. There are no continuing operating expenses of the property for 1997 which were incurred by the lessor.

2.   Use of Estimates

     The preparation of this statement of revenues in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property lease is a "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. The lease specifies increases in lease payments. The recognition of rental income has been straight-lined over the original lease term in accordance with generally accepted accounting principles. In October 1997, the original lease was modified with a new lease term ending July 31, 2004. As a result of the modification, the cumulative deferred rent amount from the original lease term has been shown as a reduction of rental income. On January 2, 1998, the tenant exercised two five-year renewal options which extended the lease through July 31, 2014. Certain information regarding the property lease is set forth in the table below.

                            MINIMUM
                            ANNUAL                                      PERCENTAGE         TERMINATION
      LOCATION              RENTAL                                      RENTAL             DATE
      --------              -------                                     ----------         -----------
      San Antonio, TX       $39,756       Per year through 7/31/1998    None               July 2014
                                          With annual increases of
                                          $480 each lease year
                                          thereafter

     The following is a schedule of minimum rental income on the non-cancelable lease as of December 31, 1997:

               1998            $ 39,956
               1999              40,436
               2000              40,916
               2001              41,396
               2002              41,876
               Thereafter       519,987
                               --------
                               $724,567

                          INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying statement of revenues and certain expenses of the Property Sold to U.S. Restaurant Properties, Inc. by Inwood Plaza Joint Venture for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc.. Material amounts of expenses, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by Inwood Plaza Joint Venture for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Dallas, Texas
October 5, 1998

 PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY INWOOD PLAZA JOINT VENTURE
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1997



     RENTAL INCOME
              Rental income, net                            $391,987
              Other property income                            5,115
              Cost reimbursement                              15,000
                                                            --------

     TOTAL REVENUES                                          412,102

              Payroll and payroll taxes/benefits              21,758
              Property management fees                        16,672
              Administration expenses                          8,879
              Repairs and maintenance                         43,040
              Utilities                                       81,833
              Insurance                                        5,797
              Property taxes                                  29,940
                                                            --------

     TOTAL EXPENSES                                          207,919
                                                            --------

     EXCESS OF REVENUES OVER EXPENSES                       $204,183
                                                            --------
                                                            --------


See Accompanying Notes to the Statement of Revenues and Certain Expenses.

NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY INWOOD PLAZA JOINT VENTURE

1.   Summary of Significant Accounting Policies

     Nature of Operations

     The accompanying statement of revenues and certain expenses includes one property acquired by U.S. Restaurant Properties, Inc. from Inwood Plaza Joint Venture, a Texas joint venture (the "Joint Venture"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Joint Venture. The property acquired is an office building. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property.

2.   Use of Estimates

     The preparation of this statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property leases building space to various tenants. In addition to base rents under all leases the tenants are required to pay property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property in excess of certain thresholds specific to each lease that are incurred by the lessor. Cost reimbursement revenue includes those costs reimbursed to the Joint Venture. As of December 31, 1997, the lease terms ranged from one to four years, with renewal options of up to five additional years. The following is a schedule of minimum rental income on the leases as of December 31, 1997:

               1998                                $  344,316
               1999                                   275,775
               2000                                   249,895
               2001                                   139,278
               2002                                    24,382
               Thereafter                                   0
                                                   ----------
                                                   $1,033,646
                                                   ----------
                                                   ----------

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors
Apple South, Inc.:


We have audited the accompanying statement of revenues and direct operating expenses applicable to the acquisition of eleven Applebee's Neighborhood Grill and Bar properties by U.S. Restaurant Properties Operating L.P. (a majority owned subsidiary of U.S. Restaurant Properties, Inc.) for the year ended December 28, 1997. This financial statement is the responsibility of Apple South, Inc.'s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the current report on Form 8-K of U.S. Restaurant Properties, Inc. This statement is not intended to be a complete presentation of revenues and expense of the eleven Applebee's Neighborhood Grill and Bar properties acquired by U.S. Restaurant Properties, Inc.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses described in note 1 applicable to the acquisition of the eleven Applebee's Neighborhood Grill and Bar properties by U.S. Restaurant Properties Operating L.P. for the year ended December 28, 1997, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


Atlanta, Georgia
August 28, 1998

                                APPLE SOUTH, INC.

                   Statement of Revenues and Direct Operating
                Expenses Applicable to the Acquisition of Eleven Applebee's Neighborhood Grill and Bar Properties
                  by U.S. Restaurant Properties Operating L.P.

                          Year Ended December 28, 1997

                                 (In thousands)

     Revenues                                                                                $15,556
                                                                                             -------

     Direct operating expenses:
         Cost of sales                                                                         4,370
         Wages and related expenses                                                            3,998
         Management salaries                                                                   1,468
         Restaurant expense                                                                      905
         Royalties and marketing fees paid to Applebee's International, Inc.                     854
         Other promotion and marketing                                                           691
         Training and pre-opening costs                                                          656
         Utilities                                                                               409
         Rent and property taxes                                                                 362
         Other                                                                                   179
                                                                                             -------
                     Total direct operating expenses                                          13,892
                                                                                             -------

                     Excess of revenues over direct operating expenses                       $ 1,664
                                                                                             -------
                                                                                             -------


  See accompanying notes to the financial statement.

                                APPLE SOUTH, INC.

                   Statement of Revenues and Direct Operating
                Expenses Applicable to the Acquisition of Eleven Applebee's Neighborhood Grill and Bar Properties
                  by U.S. Restaurant Properties Operating L.P.

                          Year Ended December 28, 1997


(1)  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a)  DESCRIPTION OF BUSINESS

          Apple South, Inc. (the "Company") is a multi-concept restaurant company owning and operating restaurants in 30 states plus the District of Columbia. At December 28, 1997, the Company owned and operated 264 Applebee's Neighborhood Grill and Bar restaurants and 165 other restaurants operating under various names. The Company owns all concepts on a proprietary basis except Applebee's, which is franchised.

     (b)  BASIS OF PRESENTATION

          The accompanying statement of revenues and direct operating expenses applicable to the acquisition of eleven Applebee's Neighborhood Grill and Bar Properties ("Applebee's") by U.S. Restaurant Properties Operating L.P. ("U.S. Restaurant") includes only the eleven Applebee's acquired by U.S. Restaurant. U.S. Restaurant only acquired the real estate of the 11 aforementioned Applebee's. The statement does not include any revenues or expenses related to the remaining properties owned by the Company. The statement does not include interest expense, depreciation and amortization, corporate general and administrative expenses, or income taxes.

     (c)  FISCAL YEAR

          The Company's fiscal year is 52-or 53-week year ending on the last Sunday closest to December 31.

     (d)  REVENUE

          Revenue is recognized at time of retail sale, whether paid by cash or credit card.

     (e)  ROYALTIES AND MARKETING FEES

          Royalties of 4% and marketing fees of 1.5% are paid to Applebee's International, Inc. based on a percentage of revenue in accordance with the franchise agreement. The Company must also spend an additional 1.5% of revenue for local marketing in accordance with the franchise agreement.

     (f)  ADVERTISING

          The Company generally expenses advertising over the period covered by the related promotions.

     (g)  USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions related to the reported amounts of revenue and expenses. Actual results may ultimately differ from estimates.

                          INDEPENDENT AUDITORS' REPORT



U.S. Restaurant Properties, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of the Selected Properties Sold to U.S. Restaurant Properties, Inc. (Shoney's Acquisition) for the year ended December 31, 1997. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the combined revenues and expenses of these properties.

In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the Selected Properties Sold to U.S. Restaurant Properties, Inc. (Shoney's Acquisition) for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Dallas, Texas
October 5, 1998

      SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (SHONEY'S
         ACQUISITION) COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          YEAR ENDED DECEMBER 31, 1997




            RENTAL INCOME
                     Minimum rent                                $192,141
                     Percentage rent                               10,912
                     Cost reimbursement                            15,157
                                                                 --------

            TOTAL RENTAL INCOME                                   218,210

            DIRECT EXPENSES - PROPERTY TAXES                       26,019
                                                                 --------

            TOTAL DIRECT EXPENSES                                  26,019
                                                                 --------

            NET RENTAL INCOME                                    $192,191
                                                                 --------
                                                                 --------

See Accompanying Notes to the Combined Statement of Revenues and Certain
Expenses.

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (SHONEY'S ACQUISITION)

1.   Summary of Significant Accounting Policies
     Nature of Operations

     The accompanying combined statement of revenues and certain expenses includes five properties acquired by U.S. Restaurant Properties, Inc. from Shoney's, Inc., a Tennessee Corporation and SHN Properties, L.L.C., a Delaware limited liability company, collectively (the "Company"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Company. The properties acquired are operated as a Wendy's restaurant, KFC restaurant, Lee's Chicken restaurant and one is operated as a financial services business. One location in Baltimore Maryland was vacant during the calendar year 1997. In accordance with the Securities and Exchange Commission Rule 3-14, the combined statement of revenues and certain expenses does not include expenses not comparable to the proposed future operations of the properties such as depreciation, interest, or any other costs that are not directly associated with the properties and accordingly, it is not intended to be a complete presentation of combined revenues and expenses of the properties.

2.   Use of Estimates

     The preparation of this combined statement of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The leases on these properties are "triple net" leases which require the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the properties. Certain of the leases specify increases in lease payments. The recognition of rental income has been recorded on a straight-lined basis over the original lease terms in accordance with generally accepted accounting principles. Cost reimbursement revenue includes costs reimbursed by the tenant for property taxes on lease revenues. Certain information regarding each of the property leases is set forth in the table below.

                        MINIMUM
                        ANNUAL                                                   PERCENTAGE           TERMINATION
   LOCATION             RENTAL                                                   RENTAL               DATE
   ------------------------------------------------------------------------------------------------------------------------
   Clarksville, TN      $25,200 Per year through 11/30/1999                      None                 November 2002
                         26,400 Per year through 11/30/2002

   1660 Whitehead Ct.   112,000 Per year through 02/07/2002                      6% of sales less     February 2008 with
   Baltimore, MD        117,000 Per year through 02/07/2008                      minimum rent         two five-year renewal
                                                                                                      options
   1628 Whitehead Ct.   Vacant
   Baltimore, MD

   4419 Cane Run Road   38,468 Per year through 10/25/1999                                            October 2001 with
   Louisville, KY               On October 26, 1999 and every three years after                       two five-year renewal
                                that the minimum base rent will be increased but                      options
                                not decreased by the Consumer Price Index, but
                                6% of sales less not to increase greater than
                                the average of 2.5% minimum rent per year from
                                previous minimum rent.

   2124 W. Broadway      23,415 Per year through 12/31/2004                      6% of sales less     December 2004 with
   Louisville, KY                                                                minimum rent         four five-year renewal
                                                                                                      options

   The following is a schedule of minimum rental income on the non-cancelable leases as of December 31, 1997:


               1998            $    199,083
               1999                 199,183
               2000                 200,283
               2001                 193,871
               2002                 164,198
               Thereafter           629,873
                               ------------
                               $  1,586,491
                               ------------
                               ------------

NOTES TO THE COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES RELATING TO THE SELECTED PROPERTIES SOLD TO U.S. RESTAURANT PROPERTIES, INC. (SHONEY'S ACQUISITION) (CONTINUED)

4.   Subsequent Events

     On January 18, 1998, the Company leased the vacant property located in Baltimore, Maryland to a third party. Certain information regarding this property lease is set forth in the table below.

                   MINIMUM
                   ANNUAL                                      PERCENTAGE                 TERMINATION
LOCATION           RENTAL                                      RENTAL                     DATE
--------------------------------------------------------------------------------------------------------------
1628 Whitehead Ct.   $  45,000  Per year through 01/21/2001     None                      January 2008 with
Baltimore, MD           46,350  Per year through 01/21/2002                               two five-year renewal
                        47,741  Per year through 01/21/2003                               options.
                        49,193  Per year through 01/21/2004
                        50,648  Per year through 01/21/2005
                        52,167  Per year through 01/21/2006
                        53,732  Per year through 01/21/2007
                        55,344  Per year through 01/21/2008

                          INDEPENDENT AUDITORS' REPORT

U.S. Restaurant Properties, Inc.


We have audited the statement of revenues of the Property Sold to U.S. Restaurant Properties, Inc. by Ralph L. Mason Trust, Mack V. Colt Trust and Mack C. Colt Trust FBO Ann V. Colt for the year ended June 30, 1998. This financial statement is the responsibility of the management of U.S. Restaurant Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of U.S. Restaurant Properties, Inc. Material amounts of expenses, described in Note 1 to the statement of revenues, that would not be comparable to those resulting from the proposed future operations of the property sold to U.S. Restaurant Properties, Inc. are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of this property.

In our opinion, such statement of revenues presents fairly, in all material respects, the revenues, as defined above, of the Property Sold to U.S. Restaurant Properties, Inc. by Ralph L. Mason Trust, Mack V. Colt Trust and Mack C. Colt Trust FBO Ann V. Colt for the year ended June 30, 1998, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP



Dallas, Texas
October 5, 1998

     PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. RALPH L. MASON TRUST,
            MACK V. COLT TRUST AND MACK C. COLT TRUST FBO ANN V. COLT
                              STATEMENT OF REVENUES
                            YEAR ENDED JUNE 30, 1998




         TOTAL RENTAL INCOME                         $  57,229
                                                     -----------
                                                     -----------


See Accompanying Notes to the Statement of Revenues.

NOTES TO THE STATEMENT OF REVENUES RELATING TO THE PROPERTY SOLD TO U.S. RESTAURANT PROPERTIES, INC. BY RALPH L. MASON TRUST, MACK V. COLT TRUST AND MACK C. COLT TRUST FBO ANN V. COLT

1.   Summary of Significant Accounting Policies
     Nature of Operations

     The accompanying statement of revenues includes one property acquired by U.S. Restaurant Properties, Inc. from Trustee Ralph L. Mason, u/t/a October 1, 1982 an Oklahoma Trust (as to an undivided 50%), Mack V. Colt, Trustee of the Mack V. Colt Trust Agreement dated February 15, 1983 (as to an undivided 25%), and Mack C. Colt Trust FBO Ann V. Colt, Mack V. Colt, Trustee, Trustees of the Mack C. Colt Trust Under Trust Agreement dated May 27, 1980, restated January 28, 1991 (as to an undivided 25%) collectively referred to as (the "Trustees"). The statement does not include any revenues or expenses related to any other properties owned or managed by the Trustees. The property acquired is operated as a Sonic Drive-In restaurant. In accordance with the Securities and Exchange Commission Rule 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, or any other costs that are not directly associated with the property and accordingly, it is not intended to be a complete presentation of revenues and expenses of the property. There are no continuing operating expenses of the properties for the fiscal year ended June 30, 1998 which were incurred by the lessor.

2.   Use of Estimates

     The preparation of this statement of revenues in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   Rental Income

     The property lease is a "triple net" lease which requires the lessee to pay all property taxes, assessments, insurance, maintenance costs and other charges related to maintenance, repair and operation of the property. Certain information regarding the property lease is set forth in the table below.


                      MINIMUM
                      ANNUAL                                   PERCENTAGE                      TERMINATION
      LOCATION        RENTAL                                   RENTAL                          DATE
      ---------------------------------------------------------------------------------------------------------------
      Barnwell, SC    $   57,229  Per year through 6/15/2007   5% of sales greater than        June 2007 with
                                                               $95,382 monthly.                two five-year renewal
                                                                                               options.


     The following is a schedule of minimum rental income on the non-cancelable lease as of June 30, 1998:


                         1999           $   57,229
                         2000               57,229
                         2001               57,229
                         2002               57,229
                         2003               57,229
                         Thereafter        226,533
                                        -------------
                                        $  512,678
                                        -------------
                                        -------------


INDEPENDENT AUDITORS' REPORT


U.S. Restaurant Properties, Inc.


We have audited the statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of BUCA, Inc. - Wheeling, Illinois, for the period from May 31, 1997 (inception) through June 28, 1998, which property was acquired by U.S. Restaurant Properties, Inc.
(USRP). This financial statement is the responsibility of USRP. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of USRP. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property sold to USRP are excluded and the statement is not intended to be a complete presentation of revenues and expenses of the restaurant.

In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of BUCA, Inc. - Wheeling, Illinois for the period May 31, 1997 (inception) through June 28, 1998, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP



Minneapolis, Minnesota
September 15, 1998

BUCA, INC. - WHEELING, ILLINOIS

STATEMENT OF REVENUES AND CERTAIN EXPENSES
PERIOD FROM MAY 31, 1997 (INCEPTION) THROUGH JUNE 28, 1998
-------------------------------------------------------------------------------

SALES                                                    $   1,866,715

DIRECT COSTS AND EXPENSES:
  Cost of food                                                 562,996
  Labor                                                        769,848
  Other direct operating expenses                              437,149
  Management fees                                               32,000
                                                         -------------------
    Total direct costs and expenses                          1,801,993
                                                         -------------------

EXCESS OF STORE SALES OVER CERTAIN DIRECT
     OPERATING EXPENSES                                  $      64,722
                                                         -------------------
                                                         -------------------


See accompanying notes to statement of revenues and certain expenses.

BUCA, INC. - WHEELING, ILLINOIS

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
PERIOD FROM MAY 31, 1997 (INCEPTION) THROUGH JUNE 28, 1998
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

     The statement of revenues and certain expenses includes the operating results of the BUCA, Inc. - Wheeling, Illinois restaurant, which property was acquired by U.S. Restaurant Properties, Inc. (USRP). USRP did not purchase the restaurant operations. The statement does not include any revenues or expenses related to any other properties owned by BUCA, Inc. In accordance with the Securities and Exchange Commission Regulation S-X,
     Article 3-14, the statement does not include expenses not comparable to the proposed future operations of the property such as depreciation, interest, income taxes, or any other costs that are directly associated with the property, and, accordingly, it is not intended to be a complete presentation of revenues and expenses of the restaurant.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Sales are recorded at the time of the retail sale.

     Other direct operating expenses represent kitchen and restaurant supplies, linens, uniforms, rent, utilities, advertising, licenses, and other costs directly associated with the restaurant operations.

     The BUCA, Inc. - Wheeling, Illinois restaurant's fiscal year ends on the Sunday on or preceding December 31.

     The preparation of the statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the expected amounts of revenues and certain expenses during a reporting period. Actual results could differ from those estimates.

3.   MANAGEMENT FEES

     Management fees are paid to Parasole Restaurant Holdings, Inc., a related party of BUCA, Inc. These fees represent the restaurant's allocable share of management services related to accounting and other operating costs.

4.   LEASE ON PROPERTY

     On August 29, 1997, USRP entered into a lease with BUCA, Inc. for the rental of the restaurant property it purchased. The term of the lease is 20 years expiring on March 30, 2018. The annual rent is $146,875 per year through lease year three. On the first day of lease year four the annual rent will be increase by 6% of the immediately preceding annual base rent. The base rent will increase every third anniversary thereafter by 6% over the immediately preceding annual base rent.

     If certain conditions are met, as defined in the lease agreement, USRP will make a disbursement of $450,000 for improvements to the restaurant property. Commencing on the date of disbursement, the annual base rent would be increased to $199,750.

Financial information related to the acquisition of six restaurant properties by
U. S. Restaurant Properties, Inc. from Sybra, Inc. and Sybra of California (wholly-owned subsidiaries of I.C.H. Corporation) ("ICH").

ICH is a public registrant with the Securities and Exchange Commission. With respect to ICH, as reported by its management, net loss totaled $(864,000) for the year ended December 31, 1997 and unaudited net income totaled $824,000 for the six months ended June 30, 1998. ICH reported total assets of $75,264,000 and stockholders' equity of $11,185,000 as of December 31, 1997 and unaudited total assets of $81,859,000 and stockholders' equity of $12,035,000 as of June 30, 1998. Persons interested in receiving copies of ICH's publicly issued financial statements for the year ended December 31, 1997 and for the six months ended June 30, 1998 can do so by contacting ICH Corporation at: PO Box 2699, Suite 400, Dallas, TX 75221 or by accessing the Securities and Exchange Commission's EDGAR archives through their web site located at: http://www.sec.gov

PRO FORMA FINANCIAL INFORMATION

     The following June 30, 1998 unaudited Pro Forma Condensed Consolidated Balance Sheet of U.S. Restaurant Properties, Inc. (the "Company") consists of the Company's June 30, 1998 historical balance sheet adjusted on a pro forma basis to reflect as of June 30, 1998: (a) the acquisition of 59 operating properties for $40,524,000 between July 1, 1998 and September 8, 1998, (b) the acquisition of one newly constructed and eight undeveloped properties for $5,703,000 between July 1, 1998 and September 8, 1998, (c) the sale of five properties for $4,434,000 between July 1, 1998 and September 8, 1998, and (d) the additional borrowings required to purchase the properties acquired. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1998 had all of these transactions occurred as of such date and it does not purport to represent the future financial position of the Company.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1997 is presented as if the following had occurred as of January 1, 1997: (a) the acquisition of 277 properties for $182,396,000 including the market value of 680,695 shares of the Company's Common Stock issued in connection with acquisitions and the sale of eight properties for $5,822,000 on various dates between January 1, 1997 and December 31, 1997; (b) the acquisition of 161 properties including 40 newly constructed and undeveloped properties for $128,761,000 including the market value of 3,212.43 operating partnership units ("OP") issued in connection with acquisitions between January 1, 1998 and September 8, 1998; (c) the sale of seven properties for $5,747,000 between January 1, 1998 and September 8, 1998; (d) the issuance of $111,000,000 of 7.15% fixed rate debt; (e) the issuance of 1,434,831 shares of common stock in five separate transactions to individual investors with net proceeds of $25,000,000; (f) the additional borrowings required to purchase the properties; (g) the preferred stock dividends required and the reduction of interest expense as a result of the preferred stock offering in November 1997 based on the offering proceeds to reduce the total debt outstanding by $87,622,000; and (h) the three-for-two stock split on October 30, 1997.
Proceeds from the property sales and stock issuances were used to finance the property acquisitions. The unaudited Pro Forma Condensed Consolidated
Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1997, nor do they purport to represent the results of operations for future periods.

     The unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 1998 is presented as if the following had occurred as of January 1, 1998: (a) the acquisition of 161 properties including 40 newly constructed and undeveloped properties for $128,761,000 including the market value of 3,212.43 operating partnership units ("OP") issued in connection with acquisitions between January 1, 1998 and September 8, 1998, (b) the sale of seven properties for $5,747,000 between January 1, 1998 and September 8, 1998 and (c) the issuance of $111,000,000 of 7.15% fixed rate debt and related financing transactions. The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions described above had been completed as of January 1, 1998, nor do they purport to represent the results of operations for future periods.

     Base rents are recorded in the attached pro forma statements of income on a straight-line basis from the date of acquisition to the termination of the lease which may differ from historical straight-line rents due to the different lease periods. Percentage rents are excluded from the following pro forma financial statements since the required information for all properties and for all periods is not available.

                        U.S. RESTAURANT PROPERTIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1998
                                   (Unaudited)
                             (Dollars In thousands)

                                                     Operating             Newly
                                     Historical       Property          Constructed
                                      6/30/98       Acquisitions(a)    Acquisitions(b)    Sales(c)    Pro Forma
                                     ----------     ---------------    ---------------    --------    ---------
Property, net
   Land                                $145,829        $13,117            $5,388          $(1,466)     $162,868
   Building and leasehold
     improvements                       256,773         25,298               315           (2,722)      279,664
   Machinery and equipment                5,599          2,109                               (150)        7,558
   Less: Accumulated Depreciation       (20,025)                                              150       (19,875)

Cash and cash equivalents                 8,781                                                           8,781
Cash restricted                           1,332            (72)             (560)                           700
Rent and other receivables, net           6,480                                                           6,480
Prepaid expenses and purchase
  deposits                                2,237           (224)             (118)                         1,895
Notes receivable                         10,000            750                                           10,750
Mortgage note receivable                  6,307                                                           6,307
Net investment in direct financing
  leases                                 12,416                                                          12,416
Intangibles, net                         11,923                                                          11,923
                                     ----------     ---------------    ---------------    --------    ---------
                                       $447,652        $40,978            $5,025          $(4,188)     $489,467
                                     ----------     ---------------    ---------------    --------    ---------
                                     ----------     ---------------    ---------------    --------    ---------
Accounts payable and accrued
  liabilities                          $  5,294         $  190                $6          $   (19)      $ 5,471
Unearned contingent rent                    468                                                             468
Deferred gain on sale of property           555                                                             555
Lines of credit                          67,000         39,626             5,019           (4,169)      107,476
Notes payable                           150,593                                                         150,593
Mortgage note payable                         0          1,075                                            1,075
Capitalized lease obligations               118                                                             118
Minority interest in operating
  partnership                            19,172             87                                           19,259
Stockholders' Equity                    204,452                                                         204,452
                                     ----------     ---------------    ---------------    --------    ---------
                                       $447,652        $40,978            $5,025          $(4,188)     $489,467
                                     ----------     ---------------    ---------------    --------    ---------
                                     ----------     ---------------    ---------------    --------    ---------

         SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects pro forma adjustments for certain 1998 acquisitions completed for the period July 1, 1998 through September 8, 1998 which consist of the purchase of 59 operating properties and the borrowings required to complete the purchase of these properties as follows:


                                                          Number of
                                                         Properties
                                                         ------------          ------------
                         Applebee's                              11             $  10,663
                         Shoney's Acquisition                     5                 2,456
                         Inwood Plaza                             1                 2,887
                         I.C.H. Corporation - Arby's              1                   577
                         Ralph Mason and Mack C. Colt
                           Trusts                                 1                   518
                         Hub Hill                                 1                   336
                         Other                                   39                23,087
                                                         ----------------------------------
                                                                 59                40,524
                                                         ------------
                                                         ------------

          Add notes receivable                                                        750
          Less restricted cash                                                        (72)
          Less June 30, 1998 prepaid expenses and
            purchase deposits relating to acquisitions                               (224)
          Less tenant security deposit and escrows
            received                                                                 (190)
          Less mortgage assumed                                                    (1,075)
          Less operating partnership units issued                                     (87)
                                                                               -----------
          Increase in line of credit and notes payable                          $  39,626
                                                                               -----------
                                                                               -----------

          Costs of the acquisitions are allocated as follows:

                 Land                                                           $  13,117
                 Buildings and leasehold improvements                              25,298
                 Machinery and equipment                                            2,109
                                                                               -----------
                                                                                $  40,524
                                                                               -----------
                                                                               -----------

The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ended December 31, 1998. Management does not expect material adjustments to occur.

(b) Reflects pro forma adjustments for certain 1998 acquisitions completed for the period July 1, 1998 through September 8, 1998 which consist of the purchase of one newly constructed and eight undeveloped properties and the borrowings required to complete the purchase of these properties as follows:


                                                         Number of
                                                         Properties
                                                       ---------------     ---------------
                          Schlotzsky's                              1     $           498
                          Other                                     8               5,205
                                                       ---------------     ---------------
                                                                    9               5,703
                                                       ---------------
                                                       ---------------
         Less restricted cash                                                        (560)
         Less June 30, 1998 prepaid expenses and
           purchase deposits relating to acquisitions                                (118)
         Less tenant security deposit and escrow
           received                                                                    (6)
                                                                           ---------------

         Increase in line of credit and notes payable                      $        5,019
                                                                           ---------------
                                                                           ---------------
         Costs of the acquisitions are allocated as follows:

                Land                                                       $        5,388
                Buildings and leasehold improvements                                  315
                                                                           ---------------
                                                                           $        5,703
                                                                           ---------------
                                                                           ---------------

The respective purchase price for the properties has been allocated between land and buildings and leasehold improvements, on a preliminary basis. Final determination of the proper allocation between these accounts will be made prior to finalizing the financial statements for the year ending December 31, 1998. Management does not expect material adjustments to occur.

(c) Reflects pro forma adjustments for certain 1998 sales completed for the period July 1, 1998 through September 8, 1998 which consist of the sale of five operating properties and the reduction in borrowings as a result of these sales as follows:

                                                         Number of
                                                         Properties
                                                       ---------------     ---------------
                          Schlotzsky's                            2        $      (1,705)
                          Other                                   3               (2,483)
                                                       ---------------     ---------------
                                                                  5               (4,188)
                                                       ---------------
                                                       ---------------
         Less tenant security deposit and escrow
           received                                                                    19
                                                                           ---------------
         Decrease in line of credit and notes payable                      $       (4,169)
                                                                           ---------------
                                                                           ---------------
         Costs of the acquisitions are allocated as follows:

                Land                                                       $      (1,466)
                Buildings and leasehold improvements                              (2,722)
                Machinery and equipment                                             (150)
                Accumulated depreciation                                             150
                                                                           ---------------
                                                                           $      (4,188)
                                                                           ---------------
                                                                           ---------------

                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                   (IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)


                                               1997                      Jan-June 1998
                                           Acquisitions    Preferred      Acquisitions      July-September
                                 ACTUAL         and          Stock            and              8, 1998
                                12/31/97      Sales (a)     Offering         Sales              Sales
                              ------------ -------------  -----------    --------------    ---------------
Total Revenues                 $  35,584    $  12,180      $      --      $    7,915   (c)  $       (575) (d)
Expenses
   Ground Lease expense            2,488          514             --              --                  --
   Depreciation and
       amortization                9,415        3,590             --           2,191   (n)          (157) (n)
   General and administrative      3,590          609             --              --                  --
   Interest expense               10,011        5,930         (6,572)(b)          --                  --
                              ------------ -------------  -----------    --------------    ---------------

Total expenses                    25,504        10,643        (6,572)          2,191                (157)
                              ------------ -------------  -----------    --------------    ---------------

Income before gain on sale of
property, minority interest
and unusual items                 10,080         1,537         6,572           5,724                (418)
                              ------------ -------------  -----------    --------------    ---------------

Minority interest in income         (202)           --            --              --                  --
Gain on sale of property             869            --            --              --                  --
Termination of management
contract                         (19,220)           --            --              --                  --
REIT conversion costs               (920)           --            --              --                  --
                              ------------ -------------  -----------    --------------    ---------------

Net income (loss)                 (9,393)   $    1,537     $   6,572      $    5,724               $(418)
                                           -------------  -----------    --------------    ---------------
                                           -------------  -----------    --------------    ---------------

Preferred stock dividend            (868)                     (6,234)(b)
                              ------------

Net loss allocable to
   Common Stock/unitholders   $  (10,261)
                              ------------
                              ------------

Avg. no. of shares/units o/s
       Basic                      11,693
                              ------------
                              ------------

       Diluted                    11,693
                              ------------
                              ------------

Net loss per share/unit
       Basic                   $  (0.88)
                              ------------
                              ------------

       Diluted                 $  (0.88)
                              ------------
                              ------------



                                                Inwood                          Shoney's
                                Hub Hill        Plaza         Applebee's       Acquisition
                               ----------    -----------     -----------      ------------

Total Revenues                 $     44 (e)  $    408  (f)   $ 1,446  (g)      $  252   (h)
Expenses
   Ground Lease expense              --            --            212  (g)          --
   Depreciation and
       amortization                  13 (n)       108  (n)       452  (n)          69    (n)
   General and administrative        --           192  (f)        --               --
   Interest expense                  --             --            --               --
                               ----------    -----------     -----------      ------------

Total expenses                       13           300            664                  69
                               ----------    -----------     -----------      ------------

Income before gain on sale of
property, minority interest
and unusual items                    31           108            782                 183
                               ----------    -----------     -----------      ------------

Minority interest in income          --            --             --                  --
Gain on sale of property             --            --             --                  --
Termination of management
contract                             --            --             --                  --
REIT conversion costs                --            --             --                  --
                               ----------    -----------     -----------      ------------

Net income (loss)               $    31       $   108         $  782           $     183
                               ----------    -----------     -----------      ------------
                               ----------    -----------     -----------      ------------

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                                                continued on next page
xxxxxxxx
                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                   (IN THOUSANDS, EXCEPT PER SHARE/UNIT DATA)

                                    Ralph Mason,
                                    Mack V. Colt
                                       and
                                    Mack C. Colt                            ICH
                                      Trusts                BUCA         Corporation
                                   -------------        ------------     -------------

Total Revenues                      $  57  (i)       $  189 (j)       $    428 (k)
Expenses
   Ground Lease expense                --                --                 --
   Depreciation and
   amortization                        13  (n)           47 (n)            151 (n)
   General and
   administrative                      --                --                 --
   Interest expense                    --                --                 --
                                   ---------        ------------     -------------

Total expenses                         13                47                151
                                   ---------        ------------     -------------

Income before gain on sale
of property, minority
interest and unusual items             44               142                277
                                   ---------        ------------     -------------

Minority interest in income            --                --                 --
Gain on sale of property               --                --                 --
Termination of management
contract                               --                --                 --
REIT conversion costs                  --                --                 --
                                   ---------        ------------     -------------

Net income (loss)                   $  44            $  142           $    277
                                   ---------        ------------     -------------
                                   ---------        ------------     -------------
                                        Newly
                                     Constructed           Other         Pro Forma      PRO FORMA
                                     Properties         Properties      Adjustment       12/31/97
                                     -------------    --------------  -------------     ----------

Total Revenues                           $ 76 (l)        $ 2,825(m)   $     --          $ 60,829
Expenses
   Ground Lease expense                     5 (l)             12(m)         --             3,231
   Depreciation and
   amortization                            16 (n)            806(n)         --            16,714
   General and
   administrative                          --                 --            --             4,391
   Interest expense                        --                 --         8,475  (o)       17,844
                                    -------------    --------------   ------------      ----------

Total expenses                             21                818         8,475            42,180
                                    -------------    --------------   ------------      ----------

Income before gain on sale
of property, minority
interest and unusual items                 55              2,007        (8,475)           18,649

Minority interest in income                --                 --          (172) (p)         (374)
Gain on sale of property                   --                 --            --               869
Termination of management
contract                                   --                 --            --           (19,220)
REIT conversion costs                      --                 --            --              (920)
                                    -------------    --------------   ------------      ----------

Net income (loss)                        $ 55            $ 2,007      $ (8,647)             (996)
                                    -------------    --------------   ------------
                                    -------------    --------------   ------------

Preferred stock dividend                                                                  (7,102)
                                                                                        ----------
Net loss allocable to
   Common Stock/unitholders                                                             $ (8,098)
                                                                                        ----------
Avg. no. of shares/units o/s
       Basic                                                                              12,631
                                                                                        ----------
                                                                                        ----------
       Diluted                                                                            12,631
                                                                                        ----------
                                                                                        ----------
Net loss per share/unit
       Basic                                                                            $   (.64)
                                                                                        ----------
                                                                                        ----------
       Diluted                                                                          $   (.64)
                                                                                        ----------
                                                                                        ----------

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1997 and the date of acquisition for base and percentage rent for the 1997 acquisitions comprised of 277 properties acquired on various dates from January 1, 1997 through December 31, 1997 and the sale of eight properties on various dates from January 1, 1997 through December 31, 1997.

(b) Reflects pro forma adjustment for the issuance of preferred stock. Proceeds of which were used to finance the acquisitions.

(c) Reflects pro forma adjustment to operations relating to base rent for the 1998 acquisitions comprised of 87 properties acquired and two properties sold on various dates from January 1, 1998 through June 30, 1998.

(d) Reflects pro forma adjustment to operations for historical financial results for five properties sold on various dates from July 1, 1998 through September 8, 1998.

(e) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Hub Hill, Inc. acquisition comprised of one property acquired on September 8, 1998. See statement of revenues included herein.

(f) Reflects pro forma adjustment to operations relating to base rent and property operating expenses based on historical financial information for the Inwood Plaza acquisition comprised of one property acquired on August 10, 1998. See statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Applebee's Neighborhood Grill and Bar properties comprised of 11 properties acquired on August 3, 1998. See statement of revenues and certain expenses included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's Acquisition comprised of five properties acquired on July 29, 1998. See combined statement of revenues and certain expenses included herein.

(i) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ralph Mason, Mack C. Colt and Mack
     V. Colt Trusts acquisition comprised of one property acquired on July 23, 1998. See statement of revenues included herein.

(j) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Buca acquisition comprised of one property acquired on March 27, 1998. See statement of revenues and certain expense included herein.

(k) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Sybra, Inc. and Sybra of California, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of six properties acquired on various dates between April 15, 1998 and July 15, 1998.

(l) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of nine properties acquired on various dates from July 1, 1998 through September 8, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income.

(m) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for 39 other properties acquired on various dates from July 1, 1998 through September 8, 1998.

(n) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(o) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:

                                                              Principal                 Interest Rate
     Series A Senior Secured Guaranteed Notes                  $  12,500,000                 8.06%
     Series B Senior Secured Guaranteed Notes                     27,500,000                 8.30%
     Fixed Rate Debt                                             111,000,000                 7.15%
     Line of credit                                              107,000,000                 7.50%
     Mortgage note payable                                         1,075,000                 8.00%


(p)  Reflects pro forma allocation of operating income to minority interest.

                        U.S. RESTAURANT PROPERTIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           Jan-June 1998
                                                            Acquisitions           July-September 8,
                                          ACTUAL                and                      1998
                                          6/30/98              Sales                     Sales             Hub Hill
                                          -------          -------------           -----------------       --------
Total Revenues                            $27,416              $1,357(a)               $(288)(b)           $ 22(c)
Expenses
   Ground Lease expense                     1,468                  --                     --                 --
   Depreciation and amortization            7,060                 462(l)                 (80)(l)              6(l)
   General and administrative               2,198                  --                     --                 --
   Interest expense                         7,132                  --                     --                 --
                                          -------              ------                  -----               ----
Total expenses                             17,858                 462                    (80)                 6
                                          -------              ------                  -----               ----

Income before gain on sale of property,
  minority interest, unusual item,
  extraordinary item and other
                                            9,558                 895                   (208)                16
                                          -------              ------                  -----               ----

Gain on sale of property                      457                  --                     --                 --
Equity in net income (loss) of affiliates     (56)                 --                     --                 --
Minority interest in operating
    Partnership net income                   (503)                 --                     --                 --
Loss on early extinguishment of debt         (190)                 --                     --                 --
                                          -------              ------                  -----               ----

Net income                                  9,266               $ 895                  $(208)              $ 16
                                                               ------                  -----               ----
                                                               ------                  -----               ----
Preferred stock dividend                   (3,551)
                                          -------

Net income allocable to
   Common Stockholders                    $ 5,715
                                          -------
                                          -------

Avg. no. of shares o/s
       Basic                               12,938
                                          -------
                                          -------
       Diluted                             13,124
                                          -------
                                          -------
Net income per share
       Basic                                $0.44
                                          -------
                                          -------
       Diluted                              $0.44
                                          -------
                                          -------

                                             Inwood                              Shoney's
                                             Plaza            Applebee's         Acquisition
                                             ------           ----------         -----------
Total Revenues                               $204(d)           $722(e)            $126(f)
Expenses
   Ground Lease expense                        --               106(e)              --
   Depreciation and amortization               54(l)            226(l)              35(l)
   General and administrative                  96(d)             --                 --
   Interest expense                            --                --                 --
                                             ----              ----               ----

Total expenses                                150               332                 35
                                             ----              ----               ----

Income before gain on sale of property,
  minority interest, unusual item,
  extraordinary item and other                 54               390                 91
                                             ----              ----               ----

Gain on sale of property                       --                --                 --
Equity in net income (loss) of affiliates      --                --                 --
Minority interest in operating
    Partnership net income                     --                --                 --
Loss on early extinguishment of debt           --                --                 --
                                             ----              ----               ----

Net income                                   $ 54              $390               $ 91
                                             ----              ----               ----
                                             ----              ----               ----

Preferred stock dividend

Net income allocable to
   Common Stockholders

Avg. no. of shares o/s
       Basic
       Diluted

Net income per share
       Basic
       Diluted

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                             continued on next page

                        U.S. RESTAURANT PROPERTIES, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (CONTINUED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                            Ralph Mason,
                                          Mack V. Colt and
                                            Mack C. Colt                                  ICH
                                               Trusts                BUCA             Corporation
                                            ------------            -----             -----------
Total Revenues                                $ 29(g)               $45(h)             $153(i)
Expenses

   Ground Lease expense                         --                   --                  --
   Depreciation and amortization                 8(l)                12(l)               54(l)
   General and administrative                   --                   --                  --
   Interest expense                             --                   --                  --
                                              ----                  ---                ----

Total expenses                                   8                   12                  54
                                              ----                  ---                ----

Income before gain on sale of
  property, minority interest, unusual
  item, extraordinary item
  and other                                     21                   33                  99
                                              ----                  ---                ----

Gain on sale of property                        --                   --                  --
Equity in net income (loss) of affiliates       --                   --                  --
Minority interest in operating
    Partnership net income                      --                   --                  --
Loss on extinguishment of debt                  --                   --                  --
                                              ----                  ---                ----

Net income                                    $ 21                  $33                 $99
                                              ----                  ---                ----
                                              ----                  ---                ----
Preferred stock dividend

Net income allocable to
    Common Stockholders

Avg. no. of shares o/s
       Basic
       Diluted

Net income per share
       Basic
       Diluted

                                             Newly
                                          Constructed             Other             Pro Forma                PRO FORMA
                                           Properties           Properties          Adjustment                6/30/98
                                          -----------           ----------          ----------               ---------
Total Revenues                                $39(j)            $1,413(k)           $    --                   $31,238
Expenses
   Ground Lease expense                         2(j)                 6(k)                --                     1,582
   Depreciation and amortization                8(l)               403(l)                --                     8,248
   General and administrative                  --                    --                  --                     2,294
   Interest expense                            --                    --               2,209(m)                  9,341
                                              ---                ------             -------                   -------

Total expenses                                 10                   409               2,209                    21,465
                                              ---                ------             -------                   -------

Income before gain on sale of
  property, minority interest,
  unusual item, extraordinary item
  and other                                    29                 1,004              (2,209)                    9,773
                                              ---                ------             -------                   -------

Gain on sale of property                       --                    --                  --                       457
Equity in net income (loss) of affiliates      --                    --                  --                       (56)
Minority interest in operating
    Partnership net income                     --                    --                 (17)(n)                  (520)
Loss on extinguishment of debt                 --                    --                  --                      (190)
                                              ---                ------             -------                   -------

Net income                                    $29                $1,004            $ (2,226)                    9,464
                                              ---                ------             -------
                                              ---                ------             -------

Preferred stock dividend                                                                                       (3,551)
                                                                                                              --------

Net income allocable to
    Common Stockholders                                                                                       $ 5,913
                                                                                                              --------
                                                                                                              --------

Avg. no. of shares o/s
       Basic                                                                                                   12,947
                                                                                                              --------
                                                                                                              --------
       Diluted                                                                                                 13,178
                                                                                                              --------
                                                                                                              --------

Net income per share
       Basic                                                                                                  $  0.46
                                                                                                              --------
                                                                                                              --------
       Diluted                                                                                                $  0.45
                                                                                                              --------
                                                                                                              --------

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects pro forma adjustment to operations relating to the period between January 1, 1998 and the date of acquisition for base rent for 1998 acquisitions comprised of 87 properties acquired and two properties sold on various dates from January 1, 1998 through June 30, 1998.

(b) Reflects pro forma adjustment to operations for historical financial results for five properties sold on various dates from July 1, 1998 through September 8, 1998.

(c) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Hub Hill, Inc. acquisition comprised of one property acquired on September 8, 1998. See statement of revenues included herein.

(d) Reflects pro forma adjustment to operations relating to base rent and operating expenses based on historical financial information for the Inwood Plaza acquisition comprised of one property acquired on August 10, 1998. See statement of revenues and certain expenses included herein.

(e) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Applebee's Neighborhood Grill and Bar properties comprised of 11 properties acquired on August 3, 1998. See statement of revenues and certain expenses included herein.

(f) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Shoney's Acquisition comprised of five properties acquired on July 29, 1998. See combined statement of revenues and certain expenses included herein.

(g) Reflects pro forma adjustment to operations relating to base rent based on historical financial information for the Ralph Mason, Mack C. Colt and Mack
     V. Colt Trusts acquisition comprised of one property acquired on July 23, 1998. See statement of revenues included herein.

(h) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Buca acquisition comprised of one property acquired on March 27, 1998. See statement of revenues and certain expense included herein.

(i) Reflects pro forma adjustment to operations relating to base rent based on executed lease information for the Sybra, Inc. and Sybra of California, Inc. (wholly-owned subsidiaries of I.C.H. Corporation) acquisition comprised of six properties acquired on various dates between April 15, 1998 and July 15, 1998.

(j) Reflects pro forma adjustment to operations based on executed lease information for the newly constructed and undeveloped acquisitions comprised of nine properties acquired on various dates from July 1, 1998 through September 8, 1998. These are not considered to be an acquisition of a business and consequently no financial information is presented herein on these properties. Leases on these properties may have been entered into subsequent to their development or redevelopment and the properties revenue therefrom is included in the pro forma statement of income. Reflects pro forma adjustment to operations for historical financial results for two properties sold.

(k) Reflects pro forma adjustment to operations relating to base rent based on newly executed lease and historical financial information for 39 other properties acquired on various dates from July 1, 1998 through September 8, 1998.

(l) Reflects pro forma increase in depreciation expense related to the purchase price of the respective properties or decrease in depreciation expense due to the sale of the respective properties. Depreciation is computed using the straight-line method over the estimated useful lives of building, leasehold improvements, machinery and equipment which range from 10 to 20 years.

(m) Reflects the pro forma adjustment to interest expense as a result of the purchase of the respective properties. Pro forma interest expense is based on the increase in debt outstanding and borrowings for payment of distributions on units issued on a pro forma basis using interest rates based on the Company's credit arrangements which are as follows:

                                                                 Principal              Interest Rate
     Series A Senior Secured Guaranteed Notes                  $  12,500,000                 8.06%
     Series B Senior Secured Guaranteed Notes                     27,500,000                 8.30%
     Fixed Rate Debt                                             111,000,000                 7.15%
     Line of credit                                              107,000,000                 6.74%
     Mortgage note payable                                         1,075,000                 8.00%



(n)  Reflects pro forma allocation of operating income to minority interest.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 6, 1998               U.S. RESTAURANT PROPERTIES, INC



                                       By: /s/ Robert J. Stetson
                                           -----------------------------------
                                           Robert J. Stetson
                                           President, Chief Executive Officer

                                       By: /s/ Michael D. Warren
                                           -----------------------------------
                                           Michael D. Warren
                                           Director of Finance